Exhibit 99.1

Blue Apron Refinances Revolving Credit Facility

October 10, 2018 — NEW YORK, NY — Blue Apron Holdings, Inc. (NYSE: APRN) is pleased to announce that the company has refinanced its existing revolving credit facility. As part of the refinancing, the company entered into an amendment to the revolving credit agreement with its existing lender syndicate, led by Morgan Stanley, to, among other things, extend the final maturity date of the facility from August 2019 to February 2021, reduce the aggregate lender commitments to $85.0 million, and increase the applicable interest rate spread currently paid by the company by two hundred basis points.

“This non-dilutive refinancing represents another step forward in our efforts to strengthen the financial profile of the business as we continue to drive toward our goal of achieving adjusted EBITDA breakeven in 2019,” stated Tim Bensley, Chief Financial Officer, Blue Apron. “The amended credit facility provides us the financial flexibility to remain focused on the strategic priorities that we expect will optimize the business, including evolving and expanding our product portfolio, enhancing our overall customer experience, and entering new retail and on-demand channels of distribution to best serve consumers on their terms. While we take these actions to drive the business, we also expect to continue realizing additional operational efficiencies.”

Further information with respect to the amended credit facility is contained in a Current Report on Form 8-K filed by Blue Apron with the Securities and Exchange Commission today.

About Blue Apron

Blue Apron’s mission is to make incredible home cooking accessible to everyone. Launched in 2012, Blue Apron is reimagining the way that food is produced, distributed, and consumed, and as a result, building a better food system that benefits consumers, food producers, and the planet. The company has developed an integrated ecosystem that enables the company to work in a direct, coordinated manner with farmers and artisans to deliver high-quality products to customers nationwide at compelling values.

Forward Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability to achieve the benefits of the amended credit facility; its ability to comply with the covenants in the amended credit facility; its anticipated growth strategies; its ability to achieve future revenue growth and manage future growth effectively; its expectations regarding competition and its ability to effectively compete; its ability to successfully build out and operate its fulfillment centers; its ability to expand its product offerings and distribution channels; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks described in the company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 filed with the SEC and in other filings that Blue Apron may make with the SEC in the future. Blue Apron assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Investors:

Felise Glantz Kissell

felise.kissell@blueapron.com

Media:

Louise Ward

louise.ward@blueapron.com